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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 13, 2002
                                                         -----------------


                                LEAR CORPORATION

             (Exact name of Registrant as specified in its charter)


    DELAWARE                         1-11311                          13-3386776

(State or other             (Commission File Number)               (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                         Number)


21557 TELEGRAPH ROAD, SOUTHFIELD, MICHIGAN                                 48034

(Address of principal executive offices)                              (Zip Code)

                                 (248) 447-1500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

         This Form 8-K is being filed to file the press releases issued by Lear Corporation on February 13 and 14, 2002, copies of which are attached as Exhibits 99.1 and 99.2 and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press release issued February 13, 2002, filed herewith.

                  99.2 Press release issued February 14, 2002, filed herewith.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LEAR CORPORATION,
                                             a Delaware corporation


Date: February 14, 2002                      By:    /s/ Joseph F. McCarthy
                                                --------------------------------
                                             Name:    Joseph F. McCarthy
                                             Title:   Vice President, Secretary
                                                      and General Counsel










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                                  EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION

99.1                     Press release issued February 13, 2002, filed herewith.


99.2 Press release issued February 14, 2002, filed herewith.